                            ------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                            ------------------------

Date of Report (Date of earliest event reported) January 28, 2002
                                                 ----------------


                                New Pacific, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


0-32701                                      89-0490090
---------                                    ---------------------------------

(Commission File Number)                     (IRS Employer Identification No.)


2442 NW Market Street, Seattle, WA                                    98107
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (206) 910-0124
---------------------------------------------------

ITEM 1.  CHANGE IN CONTROL OF REGISTRANT.
-------  --------------------------------
ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
-------  -------------------------------------

         As of January 28, 2002, New Pacific, Inc., a Nevada corporation (the "Registrant") consummated a transaction, whereby the Registrant acquired all of the issued and outstanding shares of Liquisite Development, Inc., a Nevada corporation ("Liquisite") in exchange for the issuance by the Registrant of a total of 5,525,935 newly issued restricted shares of common voting stock of the to Liquisite shareholders pursuant to the Agreement and Plan of Reorganization, as amended (the "Agreement"), dated as of January 25, 2002, by and between the Registrant and Liquisite (the "Closing").

As an inducement to Liquisite to enter into the share exchange transaction, certain shareholders of the Company cancelled a total of 902,500 pre-split shares of common stock. The Registrant effected a 1-for-10 reverse split of its common stock in October, 2001, and a forward 3-for-1 stock split in January, 2002. Immediately prior to the share exchange, there were 1,500,000 shares of the Registrant's common stock issued and outstanding. As a result of the acquisition, there were 7,025,935 shares of common stock issued and outstanding.

Liquisite Development, Inc., develops and distributes a comprehensive web based reservation system available for the high-end hospitality industry.

         Upon the Closing, the present sole officer and director of the Registrant appointed a designee of Liquisite and subsequently resigned her position with the Registrant. The new officer and director of the Registrant is:

              NAME                  OFFICE

              Christian Weber       President, Treasurer, Secretary and Director

         The name of each person known to the Registrant to own more than 5% of the securities of the Registrant, persons issued shares pursuant to the Agreement, the current directors and executive officers of the Registrant and the percentage of the total issued and outstanding Common Stock (the only voting securities) of the Registrant owned by such persons as of the Closing date, is as follows:

                                            AMOUNT OF
NAME AND                                    BENEFICIAL          PERCENT OF
ADDRESS                                     OWNERSHIP *         CLASS *

Christian Weber (1)                         4,120,435            58.65%
President and Director

Iwona J. Alami (2)                            608,025             8.65%
120 Newport Center Dr.
Suite 200
Newport Beach, CA 92660

Robert Byman (3)                              420,000             5.97%
9325 Eagle Ridge Dr.
Las Vegas, NV 89134

Diane Byman (4)                                 1,500                *%
9325 Eagle Ridge Dr.
Las Vegas, NV 89134


All Directors and Officers
as a Group (1 person)                       4,120,435            58.65%

-------------------------------

*        Based upon 7,025,935 shares of common stock outstanding as of February
         12, 2002.

As used in this table, "beneficial ownership"is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to the Company's knowledge the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(1)      C/o the Issuer's address at 2442 NW Market Street, Seattle, WA 98107.
(2)      Ms. Alami is the Registrant's legal counsel.
(3)      Mr. Byman is a husband of Diane Byman, the Registrant's former officer.
(4) The Registrant's prior officer and director, who resigned in November, 2001.

         As of February 12, 2002, there were approximately 80 shareholders of record.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
-------  -------------------------------------------------------------------

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The financial statements required by Rule 3-05(b) of Regulation S-X for Liquisite Development, Inc. are filed herein.

         (b) PROFORMA FINANCIAL INFORMATION. The pro forma financial information required by Article 11 of Regulation S-K is not yet available, and will be filed by amendment within 75 days from the Closing Date.

                  (c) Exhibits

                           2. Agreement and Plan of Reorganization

                              2.1. Agreement and Plan of Reorganization
                                   dated as of January 25, 2002, be tween the Registrant and Liquisite Development, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   February 13, 2002                       NEW PACIFIC, INC.



                                                 By: /S/ Christian Weber
                                                     ---------------------------
                                                     Christian Weber
                                                     President

                           LIQUISITE DEVELOPMENT, INC.


                              FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

                                TABLE OF CONTENTS
                                -----------------


                                                                           PAGE
                                                                           ----


INDEPENDENT AUDITORS' REPORT                                                F-1
-------------------------------------------------------------------------------


BALANCE SHEETS                                                              F-2
-------------------------------------------------------------------------------


STATEMENTS OF OPERATIONS                                                    F-3
-------------------------------------------------------------------------------


STATEMENTS OF STOCKHOLDERS' EQUITY                                          F-4
-------------------------------------------------------------------------------


STATEMENTS OF CASH FLOWS                                                    F-5
-------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS                                               F-6
-------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS
LIQUISITE DEVELOPMENT, INC.
SEATTLE, WASHINGTON


We have audited the accompanying balance sheet of Liquisite Development, Inc. (a Nevada corporation) as of December 31, 2000, and the related statements of operations, changes in stockholders' equity, and cash flows for the period from September 2, 1999 (date of inception) to December 31,1999 and for the year ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. .

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Liquisite Development, Inc. as of December 31, 2000, and the results of its operations and its cash flows for the period from September 2, 1999 (date of inception) to December 31,1999 and for the year ended December 31, 2000, in conformity with auditing standards generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Notes 1 and 6 to the financial statements, the Company has suffered substantial recurring losses, and has a deficit in working capital and equity as of December 31, 2000. It is dependent upon its shareholders for all cash flow requirements, presently. This condition raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Braverman & Company, P.C.
Prescott, Arizona
November 16, 2001

                           LIQUISITE DEVELOPMENT, INC.
                                 BALANCE SHEETS


                     ASSETS                           DECEMBER 31, SEPTEMBER 30,
                                                          2000         2001
                                                      -----------  -----------
                                                                    UNAUDITED
                                                                    ---------

CURRENT ASSETS:
        Cash                                          $      320   $       30
        Trade accounts receivable                          1,347        1,481
                                                      -----------  -----------
                 Total current assets                      1,667        1,511
                                                      -----------  -----------

PROPERTY AND EQUIPMENT, AT COST,
  less accumulated depreciation of $4,675 and $8,887      15,071       10,859
                                                      -----------  -----------

                                                      $   16,738   $   12,370
                                                      ===========  ===========

    LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
        Trade accounts payable                        $   31,891   $   70,552
        Notes payable to related party - unsecured       172,289      248,651
        Notes payable to individuals - unsecured          21,992       24,784
        Accrued compensation                              44,761       92,393
        Other accrued  liabilities                        20,151       31,843
                                                      -----------  -----------
                 Total current liabilities               291,084      468,223
                                                      -----------  -----------


COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY ( DEFICIT)
        Common stock; $.001 par value; authorized
          100,000,000 shares; 7,055,000 outstanding        7,055        7,055
        Paid-in capital                                   55,045       55,045
        Accumulated (deficit)                           (336,446)    (517,953)
                                                      -----------  -----------
                 Total stockholders' equity (deficit)   (274,346)    (455,853)
                                                      -----------  -----------
                                                      $   16,738   $   12,370
                                                      ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                                     LIQUISITE DEVELOPMENT, INC.
                                      STATEMENTS OF OPERATIONS

                                                          SEPTEMBER 2,        NINE MONTHS ENDED
                                            YEAR ENDED      1999, TO            SEPTEMBER 30,
                                           DECEMBER 31,   DECEMBER 31,   ---------------------------
                                               2000           1999           2001           2000
                                           ------------   ------------   ------------   ------------
                                                                          (unaudited)    (unaudited)
REVENUES                                   $   171,600    $    21,650    $    10,625    $   150,350
                                           ------------   ------------   ------------   ------------


COSTS AND EXPENSES
     Cost of revenues                           75,839         11,745         23,480         66,455
     Selling, General and administrative       285,929         59,917        113,619        197,259
     Software development costs                 65,655         11,745         31,063         49,329
     Depreciation                                4,378            297          4,212          3,081
     Interest                                   13,221            970         19,758          9,107
                                           ------------   ------------   ------------   ------------
         Total operating expenses              445,022         84,674        192,132        325,231
                                           ------------   ------------   ------------   ------------

NET (LOSS)                                 $  (273,422)   $   (63,024)   $  (181,507)   $  (174,881)
                                           ------------   ------------   ------------   ------------

NET (LOSS) PER SHARE                       $     (0.04)   $     (0.01)   $     (0.03)   $     (0.02)
                                           ============   ============   ============   ============

WEIGHTED AVERAGE NUMBER OF
   SHARES OUTSTANDING-BASIC                  7,052,917      7,010,000      7,055,000      7,052,222
                                           ============   ============   ============   ============

             The accompanying notes are an integral part of these financial statements.

                                                F-3

                                              LIQUISITE DEVELOPMENT, INC.
                                     STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

                                                      COMMON STOCK
                                              ---------------------------     PAID-IN      ACCUMULATED
                                                 SHARES         AMOUNT        CAPTIAL       (DEFICIT)         TOTAL
                                              ------------   ------------   ------------   ------------   ------------
At inception, September 2, 1999                              $         -    $         -    $         -    $         -
Stock Issued to founder for services at par     7,000,000          7,000                                        7,000
Stock issued at $1 per share                       10,000             10          9,990                        10,000
Capital Contribution                                                                 75                            75
Net (loss) for the period                                                                      (63,024)       (63,024)
                                              ------------   ------------   ------------   ------------   ------------

BALANCES, DECEMBER 31, 1999                     7,010,000          7,010         10,065        (63,024)       (45,949)
Stock issued at $1 per share                       45,000             45         44,955                        45,000
Capital Contribution                                                                 25                            25
Net (loss) for the year ended
  December 31, 2000                                                                           (273,422)      (273,422)
                                              ------------   ------------   ------------   ------------   ------------

BALANCES, DECEMBER 31, 2000                     7,055,000          7,055         55,045       (336,446)      (274,346)
(UNAUDITED)
Net (loss) for the nine
  months ended September 30, 2001                                                             (181,507)      (181,507)
                                              ------------   ------------   ------------   ------------   ------------

BALANCES, SEPTEMBER 30, 2001 (UNAUDITED)        7,055,000    $     7,055    $    55,045    $  (517,953)   $  (455,853)
                                              ============   ============   ============   ============   ============

                      The accompanying notes are an integral part of these financial statements.

                                                         F-4

                                                LIQUISITE DEVELOPMENT, INC.
                                                 STATEMENTS OF CASH FLOWS

                                                                                  SEPTEMBER 2,       NINE MONTHS ENDED
                                                                   YEAR ENDED      1999, TO            SEPTEMBER 30,
                                                                   DECEMBER 31,   DECEMBER 31,   -------------------------
                                                                      2000           1999           2001           2000
                                                                   ----------     ----------     ----------     ----------
                                                                                                 (unaudited)    (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
     Net Loss                                                      $(273,422)     $ (63,024)     $(181,507)     $(174,881)
     Adjustments to reconcile net (loss) to net cash provided:
         Depreciation                                                  4,378            297          4,212          3,081
         (Increase) decrease in  assets
            Trade accounts receivable                                  8,653        (10,000)          (134)         9,725
            Other current assets                                       3,284         (3,284)             -          3,284
         Increase(decrease) in  liabilities
             Trade accounts payable                                   11,727         20,164         38,661             20
             Accrued compensation                                     40,440          4,321         47,632         22,448
             Accrued liabilities                                      19,176            975         11,692         28,238
                                                                   ----------     ----------     ----------     ----------
             NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES       (185,764)       (50,551)       (79,444)      (108,085)

CASH FLOWS FROM INVESTING ACTIVITIES
         Purchase of equipment                                       (11,763)        (7,983)             -         (9,851)
                                                                   ----------     ----------     ----------     ----------


CASH FLOWS FROM FINANCING ACTIVITIES
         Loan proceeds                                                21,992              -          2,792         21,992
         Related party loans                                         164,402         48,367         76,362         84,616
         Proceeds from sale of common,stock                           45,025         17,075              -         45,000
         Loan repayments                                             (40,480)             -              -        (40,480)
                                                                   ----------     ----------     ----------     ----------
             NET CASH PROVIDED BY FINANCING ACTIVITIES               190,939         65,442         79,154        111,128

             NET INCREASE (DECREASE) IN CASH                          (6,588)         6,908           (290)        (6,808)
                                                                   ----------     ----------     ----------     ----------
             CASH, AT BEGINNING OF PERIOD                              6,908              -            320          6,908
                                                                   ----------     ----------     ----------     ----------
             CASH, AT END OF PERIOD                                $     320      $   6,908      $      30      $     100
                                                                   ==========     ==========     ==========     ==========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
         Cash paid for interest                                    $   7,734      $       -      $   5,000      $   6,584
                                                                   ==========     ==========     ==========     ==========

                        The accompanying notes are an integral part of these financial statements.

                                                           F-5

                           LIQUISITE DEVELOPMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
               (INFORMATION AFTER DECEMBER 31, 2000 IS UNAUDITED)


NOTE 1 - THE COMPANY AND ITS SIGNIFICANT ACCOUNTING POLICIES

THE COMPANY

Liquisite Development, Inc. (the "Company"), was incorporated in Nevada on September 2, 1999. It is a Seattle-based e-business solution provider, focused on creating interactive commercial web sites and web applications. The Company's principal activities had been website development, business to business software development and custom software development As of November 16, 2001, the Company has down sized its operations to several employees, and activities are limited to hosting web sites for several companies from whom future business is anticipated, and completing development of proprietary reservation software which is the focus of the Company's future revenue producing activities. It intends to acquire a public shell, raise additional capital, and pursue customers using its reservation system software developed to introduce resort services to guests online. The fiscal year-end of the Company is December 31.

USE OF ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and the disclosure of contingent amounts in the Company's financial statements and the accompanying notes. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year presentation.

REVENUE RECOGNITION

Revenue is recognized when work is completed according to the terms of each contract.

CONCENTRATIONS

Based on anticipated future revenues from use of the reservation system software, there will be a concentration of clients in the hospitality industry for the products and services offered by the Company.

CASH EQUIVALENTS

The Company considers all highly liquid investments with the original maturities of three months or less to be cash equivalents.

FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, disclosures about fair value of financial instruments, defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties. The carrying values of the Company's financial instruments, which include cash, accounts receivable, accounts payable and accruals, approximate fair values due to the short-term maturities of such instruments. The fair value of the Company's debt, which approximates carrying value, is estimated based on the current rates offered to the Company for debt of the same remaining maturities.

RESEARCH AND DEVELOPMENT

Research and development costs incurred in connection with software development to date have been expensed. Although technological feasibility of the reservation system has been achieved, the Company has not completed all research and development required for capitalization under generally accepted accounting principles for the manufacture of computer software to be used by others.

                           LIQUISITE DEVELOPMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
               (INFORMATION AFTER DECEMBER 31, 2000 IS UNAUDITED)


NOTE 1 - THE COMPANY AND ITS SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES
------------

Income taxes are provided for using the liability method of accounting in accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes". A deferred tax asset or liability is recorded for all temporary difference between financial and tax reporting of which depreciation is the most significant. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to more likely than not realized in future tax returns. Tax law and rate changes are reflected in income in the period such changes are enacted.

The Company has sustained operating losses since inception of approximately $335,000. In the opinion of management the present utilization of any tax benefit arising from such losses is not currently unusable. Therefore, no deferred tax asset is presently recorded in the accompanying financial statements. As of December 31, 2000, the deferred tax benefit, otherwise available of approximately $115,000 has been completely offset by a valuation allowance of equal amount.

LOSS PER SHARE
--------------

Loss per share is provided in accordance with Statement of Financial Accounting Standards No. 128 (SFAS No.128) "Earnings Per Share". Basic loss per share is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding during the period.

GOING CONCERN
-------------

The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company's ability to continue in existence is dependent on its ability to develop additional sources of capital, and/or achieve profitable operations. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty. Management's plan is to complete a stock exchange with a public company and raise additional equity sufficient to sustain profitable operations and positive cash flows.

NOTE 2 - PROPERTY AND EQUIPMENT

      Property and equipment are stated at historical cost and are depreciated over a 3 to 10 year period using the straight-line method.

                                                   December         September
                                                   31, 2000         30, 2001
                                                   ---------        ---------

Furniture and equipment                            $  2,800         $  2,800
Computers                                            11,346           11,346
Office equipment                                      5,600            5,600
                                                   ---------        ---------

Total Cost                                           19,746           19,746
Less accumulated depreciation                         4,675            8,887
                                                   ---------        ---------

Property and Equipment, net                        $ 15,071         $ 10,859
                                                   =========        =========

                           LIQUISITE DEVELOPMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
               (INFORMATION AFTER DECEMBER 31, 2000 IS UNAUDITED)


NOTE 3 - NOTES PAYABLE -UNSECURED

Notes payable-unsecured to individuals consists of the following:

                                                                               December         September
                                                                               31, 2000         30, 2001
                                                                               ---------        ---------
Note payable due December 2001, including interest at 24% per annum.           $ 11,992         $ 14,784

Note payable due December 2001, including interest at 10% per annum.             10,000           10,000

Notes payable to president/principal shareholder, due December 2001
including interest at 10% per annum.                                            172,289          248,651
                                                                               ---------        ---------

         Total                                                                 $194,281         $273,435
                                                                               =========        =========

NOTE 4 - RELATED PARTY TRANSACTIONS

Since inception the president/principal shareholder of the Company has provided financing, without security, to maintain cash flow of the Company substantially through personal loans, all of which accrue interest at 10 percent per annum. As of December 31, 2000, these related party loans totaled $172,289 and are due within one year. During the year 2000 net loans from related parties totaled $164,402. During the nine month period ended September 30, 2001 this related party loaned an additional $76,362.

At inception, the Company had authorized 100,000,000 shares of $.001 par value common stock. On September 9, 1999 the Board of Directors authorized the issuance of 7,000,000 shares to the founder of the Company for services valued at $7,000.

Commencing January 3, 2000, the Board of Directors approved a five-year employment contract for the president of the Company, which provides, among other things, for current annual compensation of $48,000. Upon meeting certain gross revenue milestones during the term of the contract, he could earn salary increases of up to $302,000, cash bonuses of 2 percent of gross revenue, and stock options for 2,500,000 shares of the Company's common stock. The contract contains additional consideration to be paid upon the Company reaching other targets, including a 2.5 percent commission on any project he personally brings into the Company during its term, $5,000 per year for social club dues, and up to $10,000 per year for other expenses.

NOTE 5 - STOCK OPTION PLAN

On January 10, 2000, the Company adopted the 2000 stock option plan, which provides for the issuance of both incentive stock options and non-qualified stock options. The plan provides for the issuance of up to 2,000,000 shares of the Company's common stock, which covers all eligible employee and non-employee personnel. Options to purchase shares of the Company's common stock are granted at a price not less than 100% of the fair market value of the common stock on the date the option is granted. Incentive stock options may not be exercised prior to one year or more than ten years from the date of grant. At December 31,2000, incentive stock options granted and outstanding totaled 1,545,000. Exercise prices on options outstanding at December 31, 2000 range from $.01 to $1.00 per share. No options were exercised during 2000. The effect of adopting the reporting requirements under FASB Statement 123 for compensatory stock options is not considered material to the financial statements as of December 31, 2000.

                           LIQUISITE DEVELOPMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
               (INFORMATION AFTER DECEMBER 31, 2000 IS UNAUDITED)


NOTE 6 - COMMITMENTS AND CONTINGENCIES

Since inception, the Company has had difficulty meeting its financial obligations solely from operations, and has a deficit in stockholders' equity and negative working capital as evident from the accompanying financial statements. The completion of the reservation system currently, and the ability to implement the program successfully, requires substantial cash flow to adequately attract and maintain the potential customer base envisioned by the Company. Included in current liabilities are accounts payable, which are past due on the basis of their terms. In addition, the Company faces the threat of liens or business closure in connection with past due payroll tax liabilities.